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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 19, 1999
                                                ----------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                           333-60313                  31-0738296
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)



1 Bank One Plaza, Chicago, IL                                    60670
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(Address of principal executive offices)                       (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------
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Item 5. Other Events
------

     On October 19, 1999, the Registrant issued a press release announcing its third quarter 1999 earnings. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

     On October 19, 1999 the Registrant also issued a press release announcing certain management and organizational changes. A copy of such press release is attached as Exhibit 99(b) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number      Description of Exhibits
     --------------      -----------------------

     99(a) Registrant's October 19, 1999 Press Release regarding 3rd Quarter 1999 earnings.

     99(b) Registrant's October 19, 1999 Press Release regarding certain management and organizational changes.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANK ONE CORPORATION
                                           --------------------
                                           (Registrant)


Date: October 19, 1999                     By:  /s/ M. Eileen Kennedy
      -----------------                       ---------------------------
                                                Title: Treasurer

                                       2
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                                 EXHIBIT INDEX


Exhibit Number      Description of Exhibits
--------------      -----------------------


99(a) Registrant's October 19, 1999 Press Release regarding 3rd Quarter 1999 earnings.

99(b) Registrant's October 19, 1999 Press Release regarding certain management and organizational changes.

                                       3